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                                                                         EX-23.2

                               CONSENT OF EXPERT



  We hereby consent to the reference to our firm in Sunterra Corporation's Form 10-K, Annual Report Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934, under the caption "Applicability of Federal Securities Laws to the Sale of Vacation Interests" in the section entitled "BUSINESS AND PROPERTIES."

Dated:  March 30, 2000

                                         SCHREEDER, WHEELER & FLINT, LLP